FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported): May 9, 2001
                                                            -----------




                      CHARTER COMMUNICATIONS HOLDINGS, LLC
               CHARTER COMMUNICATIONS HOLDINGS CAPITAL CORPORATION
               ---------------------------------------------------
           (Exact name of registrants as specified in their charters)


                                    Delaware
                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)


                  333-77499                                 43-1843179
                333-77499-01                                43-1843177
                ------------                                ----------
           Commission File Number                        (Federal Employer
                                                      Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
--------------------------------------------------        -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrant's telephone number, including area code)      (314) 965-0555

Item 5. Other Items.


        For the first quarter of 2001, Charter Holdings revenues were $873.8 million, an increase of 14.4% over pro forma revenues for the first quarter of 2000. Operating cash flow (excluding depreciation, amortization and option compensation expense) for the first quarter of 2001 was $387.9 million, a 9.6% increase over pro forma operating cash flow for the first quarter of 2000. Loss from operations for the first quarter of 2001 was $311.9 million, an increase of 30.0% compared to the pro forma loss from operations for 2000. EBITDA (earnings before interest, taxes, depreciation, and amortization) for the first quarter of 2001 was $322.9 million a decrease of 6.0% compared to pro forma first quarter 2000. Net loss was $672.6 million, an increase of 32.3% compared to the pro forma net loss of $508.4 million for first quarter 2000. In first quarter 2001, we implemented SFAS 133, "Accounting for Derivative Instruments and Hedging Activities," which resulted in a cumulative effect of change in accounting principle (loss) of $23.9 million and current period expense of $21.8 million. Cash used in operating activities for the first quarter of 2001 was $155.0 million compared to actual cash provided by operating activities of $191.4 million in the first quarter of 2000.

        Charter Holdings is currently in discussions with the prospective lenders under the committed Charter Holdings 2001 senior bridge loan facility to amend the terms of the facility to address our previously projected funding shortfall. No assurance can be given that the bridge loan facility will be successfully amended, or that funding under the bridge loan facility will be available to us, as funding thereunder is subject to a number of conditions.

                                              SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings, LLC has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS
                                   HOLDINGS, LLC, a registrant

Dated May 9, 2001                  By: /s/ KENT D. KALKWARF
                                       ---------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications Holdings Capital Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                   CHARTER COMMUNICATIONS HOLDINGS CAPITAL
                                   CORPORATION, a registrant


Dated May 9, 2001                  By: /s/ KENT D. KALKWARF
                                       ---------------------
                                       Name:  Kent D. Kalkwarf
                                       Title: Executive Vice President and
                                              Chief Financial Officer
                                              (Principal Financial Officer
                                              and Principal Accounting Officer)